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                                                                      EXHIBIT 99

                            NONCOMPETITION AGREEMENT



         This Noncompetition Agreement (the "Agreement") is made this 18th day of September, 1998 by and between Williams Communications Solutions, LLC, a Delaware limited liability company ("Williams"), and XETA Corporation, an Oklahoma corporation ("XETA").

                                    RECITALS:

         WHEREAS, Williams and XETA have entered into an Asset Purchase Agreement of even date herewith (the "Purchase Agreement"), which provides that as a condition to the obligation of XETA to complete the Closing, XETA shall have received this Agreement from Williams; and

         WHEREAS, Williams desires to induce XETA to complete the Closing and to consummate the transaction contemplated by the Purchase Agreement; and

         WHEREAS, all capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

         NOW, THEREFORE, in consideration of the foregoing, Williams hereby agrees with XETA as follows:

         1. Recitals. The recitals set forth at the beginning of this Agreement are true and correct and by this reference are incorporated into the body of this Agreement.

         2. Representations and Warranties. Williams does hereby represent and warrant to XETA:

                  (a) that the delivery of this Agreement to XETA by Williams is ancillary to the main business purpose of the Purchase Agreement, and is executed by Williams to protect the legitimate interests of XETA with respect to its purchase and utilization of the Assets, specifically the Service Contracts and the Non-Contract Service Rights;

                  (b) that the Noncompetition Period (as hereinafter defined), and the scope of the limitations imposed on Williams as described in Section 3 of this Agreement, are appropriate and reasonable in all respects in light of the nature of the business of XETA and Williams and the legitimate need of XETA to protect its investment in the Assets; and

                  (c) that the execution and delivery of this Agreement, the performance by Williams of the covenants and agreements contained herein, and the enforcement by XETA of the provisions contained herein, will cause no undue hardship on Williams.



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         3. Noncompetition. For a period of three (3) years after the Closing
(the "Noncompetition Period"), Williams specifically agrees that it shall not, either directly or indirectly, as an owner, investor, principal or agent, or in any other manner:

                  (a) solicit any Customers (as defined below) for the purpose of (i) selling to the Customer(s) any PBX or voice mail system; (ii) selling to the Customer(s) any maintenance, service or warranty agreement with respect to any PBX or voice mail system; or (iii) providing service (on a time and materials basis or otherwise) to any PBX or voice mail system which may be owned, leased or otherwise used by the Customer(s); or

                  (b) effect or attempt to effect the discontinuance, termination or breach by any Customer of any of the Service Contracts or the Non-Contract Service Rights, or in any other way interfere with the business relationship or the expectation of continued or future business between the Customers and XETA.

For purposes of this Agreement, the term "Customers" shall mean the customers under the Service Contracts and the customers covered by the Non-Contract Service Rights and the Warranty Rights transferred to XETA at Closing, but only to the extent of the individual hotel sites to which such Service Contracts, Non-Contract Service Rights and Warranty Rights apply (the "Covered Sites"). A Customer shall remain a Customer throughout the Noncompetition Period for purposes of the limitations imposed upon Williams by this Agreement, regardless of whether the Service Contracts, the Non-Contract Service Rights or the Warranty Rights with respect to such Customer have expired or been terminated.

         4.       Exceptions and Exclusions.

                  (a) Nothing herein contained shall be deemed to prevent or prohibit Williams from (i) soliciting, selling to, or performing any services for, a parent, subsidiary, or affiliate of any Customer, provided that Williams' solicitation activities or the products or services sold to or performed by Williams for such entities, do not relate to PBX or voice mail systems for the Covered Sites; or (ii) responding to and/or accepting the award of a Request for Proposal or any similar request ("Request") issued by a Customer or any parent, subsidiary or affiliate of such Customer, which relates to multiple hotel sites which include the Covered Sites, provided, however, that the Covered Sites are excluded from Williams' response to the Request and Williams does not sell any products to or perform any services for such Covered Site in the event it is awarded the Request.

                  (b) Nothing herein contained shall be deemed to prevent or limit the right of Williams to own capital stock or other securities of any corporation which are publicly owned or regularly traded in the over-the-counter market or on any securities exchange; provided, however, such investment does not exceed, directly or indirectly, 5% of the issuer's outstanding securities of that class.

         5. Confidentiality of Information. Williams agrees to maintain in confidence, and not to divulge or communicate to any third party, or use to the detriment of XETA or for the benefit of any other business, firm, person, partnership or corporation, or otherwise misuse,


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any confidential information, data or trade secrets, including pricing information, technical data, business plans or methods of operation, pertaining to the Assets or the Business.

         6. Equitable Remedies and Remedies at Law. The parties recognize that, because of the nature of the subject matter of this Agreement, it would be impracticable and extremely difficult to determine actual damages to XETA in the event of a breach of this Agreement by Williams. Accordingly, if Williams commits a breach, or threatens to commit a breach of any of the provisions of this Agreement, XETA shall be entitled to all available legal and equitable remedies, including without limitation, injunctive relief, both preliminary and permanent and XETA shall not be required to post a surety bond in connection therewith. XETA shall also be entitled to money damages for any loss suffered or to be suffered as a consequence of Williams' breach of this Agreement.

         7. Severability. If any of the covenants contained in Section 3, or any part thereof, is held to be unenforceable because of the duration of such provisions or the area covered thereby, or ever be deemed to exceed the scope of business, the undersigned agrees that the court making such determination shall have the power to reform the provisions of this Agreement to the maximum scope, time or geographic limitations permitted by applicable law.

         8. Extension of Noncompete Period. The periods of time during which Williams is prohibited from engaging in such business practices pursuant to
Section 3 shall be extended by any length of time during which Williams is in breach of any of such covenants.

         9. Governing Law. This Agreement shall be construed, and the legal relations between the parties hereto determined, in accordance with the local laws of the State of Oklahoma applicable to agreements made and to be performed entirely within the State of Oklahoma, without giving effect to its conflicts of law provisions.

         10. Attorneys Fees. In the event that litigation is instituted to enforce rights or remedies under this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs incurred in connection with such litigation. The agreement of the parties represented by this Agreement is in addition to, and not in lieu of, any other agreement or obligation of the parties contained in this Agreement or in the Purchase Agreement.

         11. Enforcement. The covenants of Williams under this Agreement shall be independent of any other contractual relationship between XETA and Williams. Consequently, the existence of any claim or cause of action against XETA shall not constitute a defense to the enforcement by XETA of this Agreement.

         12. Assignability and Parties in Interest. No party may assign any of its rights or delegate any of its obligations hereunder without the prior written consent of the other party; provided, however, that this Agreement may be assigned to a wholly owned subsidiary of XETA without prior written consent of Williams. This Agreement binds, inures to the benefit of and is enforceable by the respective successors and permitted assigns of the parties and it does not confer any rights on any other persons or entities. Each affiliate or subsidiary of XETA following Closing shall be a third party beneficiary of this Agreement.


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         13. Counterparts. This Agreement may be executed in any number of counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts taken together will constitute but one and the same instrument. The execution of this Agreement by any party hereto will not become effective until counterparts hereof have been executed by all the parties hereto.

         14. Waiver. The failure of any party to insist upon strict performance of any of the terms or conditions of this Agreement will not constitute a waiver of any of its rights hereunder.

         15. Complete Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and, except as provided herein, supersedes all previous oral and written and all contemporaneous oral negotiations, commitments, writings and understandings relating to the subject matter hereof.

         16. Modifications, Amendments and Waivers. All modifications or amendments to this Agreement shall be in writing and signed by both parties hereto.

         17. Interpretation. The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                        "XETA"

                                        XETA Corporation, an Oklahoma
                                        corporation


                                        By: /s/ JACK R. INGRAM
                                            ---------------------------------
                                            Jack R. Ingram, President

                                        "Williams"

                                        Williams Communications Solutions, LLC


                                        By: /s/ B. TODD HOPKINSON
                                            ---------------------------------
                                            Title: CFO
                                                   --------------------------


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